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                                                                    EXHIBIT 21.1

Subsidiaries of Calpine Corporation as of December 31, 2001

         Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Calpine Corporation as of December 31, 2000, unless otherwise indicated. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary, are omitted from the list below.

                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
964083 Alberta Ltd.                                                       Canada                            100%
Acadia Power Partners, LLC                                                Delaware                          50%
Addis Energy Center, LLC                                                  Delaware                          100%
Airport Cogen Corp.                                                       Delaware                          100%
Amelia Energy Center, LP                                                  Delaware                          100%
Anacapa Land Company, LLC                                                 Delaware                          100%
Anderson Springs Energy Company                                           California                        100%
Androscoggin Energy, Inc.                                                 Illinois                          100%
Arpin Energy Center, LLC                                                  Delaware                          100%
Auburndale Power Partners, L.P.                                           Delaware                          100%
Auburndale Peaker Energy Center, LLC                                      Delaware                          100%
Augusta Energy LLC                                                        Delaware                          100%
Aviation Funding Corporation                                              Delaware                          100%
Bayou Verret Energy LLC                                                   Delaware                          100%
Baytown Energy Center, LP                                                 Delaware                          100%
Bellingham Cogen, Inc.                                                    California                        100%
Berrien Energy Center, LLC                                                Delaware                          100%
Bethpage Cogeneration Limited Partnership                                 Delaware                          100%
Bethpage Fuel Management Inc.                                             Delaware                          100%
Blue Spruce Energy Center, LLC                                            Delaware                          100%
Broad River Energy LLC                                                    Delaware                          100%
Broad River Investors LLC                                                 Delaware                          100%
Calistoga Geothermal Partners, LP                                         Delaware                          100%
Calpine Acadia Holdings, LLC                                              Delaware                          100%
Calpine Agnews, Inc.                                                      California                        100%
Calpine Amelia Energy Center LP, LLC                                      Delaware                          100%
Calpine Amelia Energy Center GP, LLC                                      Delaware                          100%
Calpine Auburndale, Inc.                                                  Delaware                          100%
Calpine Baytown Energy Center GP, LLC                                     Delaware                          100%
Calpine Baytown Energy Center LP, LLC                                     Delaware                          100%
Calpine C*Power Inc.                                                      Delaware                          100%
Calpine Calgary Energy Centre Ltd.                                        Alberta                           100%
Calpine Calgary, Inc.                                                     Delaware                          100%
Calpine California Development Company, LLC                               Delaware                          100%
Calpine California Energy Finance, LLC                                    Delaware                          100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
Calpine California Holdings, Inc.                                         Delaware                          100%
Calpine Calistoga Holdings, LLC                                           Delaware                          100%
Calpine Canada Ltd.                                                       Nova Scotia                       100%
Calpine Canada Energy Corporation                                         Nova Scotia                       100%
Calpine Canada Energy Finance ULC                                         Nova Scotia                       100%
Calpine Canada Energy Finance II ULC                                      Nova Scotia                       100%
Calpine Canada Energy Holdings Ltd.                                       Nova Scotia                       100%
Calpine Canada Holdings Ltd.                                              Alberta                           100%
Calpine Canada Investments Corp.                                          Alberta                           100%
Calpine Canada Natural Gas Company                                        Nova Scotia                       100%
Calpine Canada Natural Gas Partnership                                    Alberta                           100%
Calpine Canada Power Holdings Ltd.                                        Alberta                           100%
Calpine Canada Power, Inc.                                                Delaware                          100%
Calpine Canada Resources Company                                          Nova Scotia                       100%
Calpine Capital Trust                                                     Delaware                          100%
Calpine Capital Trust II                                                  Delaware                          100%
Calpine Capital Trust III                                                 Delaware                          100%
Calpine CCFC GP, Inc.                                                     Delaware                          100%
Calpine CCFC Holdings, Inc.                                               Delaware                          100%
Calpine CCFC II Holdings, Inc.                                            Delaware                          100%
Calpine CCFC LP, Inc.                                                     Delaware                          100%
Calpine Central, Inc.                                                     Delaware                          100%
Calpine Central, L.P.                                                     Delaware                          100%
Calpine Central-Texas, Inc.                                               Delaware                          100%
Calpine Central Texas GP, Inc.                                            Delaware                          100%
Calpine Channel Energy Center GP, LLC                                     Delaware                          100%
Calpine Channel Energy Center LP, LLC                                     Delaware                          100%
Calpine Cogeneration Corporation                                          Delaware                          100%
Calpine Construction Finance Company I, Inc.                              Delaware                          100%
Calpine Construction Finance Company II, LLC                              Delaware                          100%
Calpine Construction Finance Company, L.P.                                Delaware                          100%
Calpine Construction Management Company, Inc.                             Delaware                          100%
Calpine Decatur Pipeline, Inc.                                            Delaware                          100%
Calpine Decatur Pipeline, L.P.                                            Delaware                          100%
Calpine Deer Park GP, LLC                                                 Delaware                          100%
Calpine Deer Park LP, LLC                                                 Delaware                          100%
Calpine Dighton Inc.                                                      Delaware                          100%
Calpine East Fuels, Inc.                                                  Delaware                          100%
Calpine East Fuels, LLC.                                                  Delaware                          100%
Calpine Eastern Corporation                                               Delaware                          100%
Calpine Edinburg, Inc.                                                    Delaware                          100%
Calpine Energy Power Inc.                                                 Virginia                          100%
Calpine Energy Finance Luxembourg, Sarl                                   Luxembourg                        100%
Calpine Energy Services Canada Partnership                                Alberta                           100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
Calpine Energy Services, L.P.                                             Delaware                          100%
Calpine Energy Services UK, Ltd                                           United Kingdom                    100%
Calpine Europe Finance, LLC                                               Delaware                          100%
Calpine Finance Company                                                   Delaware                          100%
Calpine Freestone, Inc.                                                   Delaware                          100%
Calpine Fuels Corporation                                                 California                        100%
Calpine/Gentex Lost Pines, L.P.                                           Texas                             50%
Calpine Geysers Company, L.P.                                             Delaware                          100%
Calpine Gilroy 1, Inc.                                                    Delaware                          100%
Calpine Gilroy 2, Inc.                                                    Delaware                          100%
Calpine Gilroy Cogen, L.P.                                                Delaware                          100%
Calpine Global Investments, SL                                            Spain                             100%
Calpine Gordonsville, Inc.                                                Delaware                          100%
Calpine Greenleaf Holdings, Inc.                                          Delaware                          100%
Calpine Greenleaf, Inc.                                                   Delaware                          100%
Calpine Hermiston, Inc.                                                   Delaware                          100%
Calpine Hidalgo Design, Inc.                                              Delaware                          100%
Calpine Hidalgo Energy Center, L.P.                                       Texas                             100%
Calpine Hidalgo Holdings, Inc.                                            Delaware                          100%
Calpine Hidalgo, Inc.                                                     Delaware                          100%
Calpine International Investment BV                                       Netherlands                       100%
Calpine Jersey Cogen, Inc.                                                Delaware                          100%
Calpine Kennedy Airport, Inc.                                             Delaware                          100%
Calpine Kennedy Operators Inc.                                            New York                          100%
Calpine KIA, Inc.                                                         New York                          100%
Calpine King City 1, Inc.                                                 Delaware                          100%
Calpine King City 2, Inc.                                                 Delaware                          100%
Calpine King City Cogen, LLC                                              Delaware                          100%
Calpine King City Cogen, Inc.                                             Delware                           100%
Calpine Leasing Inc.                                                      Delaware                          100%
Calpine Long Island, Inc.                                                 Delaware                          100%
Calpine Lost Pines Operations, Inc.                                       Delaware                          100%
Calpine Magic Valley Pipeline, Inc.                                       Delaware                          100%
Calpine Marketing, LLC                                                    Delaware                          100%
Calpine Monterey Cogeneration, Inc.                                       California                        100%
Calpine Morris, LLC                                                       Delaware                          100%
Calpine Natural Gas Company, LP                                           Delaware                          100%
Calpine Natural Gas Holdings, Inc.                                        Delaware                          100%
Calpine Newark, Inc.                                                      Delaware                          100%
Calpine Northbrook Energy Holdings LLC                                    Delaware                          100%
Calpine Northbrook Energy LLC                                             Delaware                          100%
Calpine Northbrook Energy Corporation of Maine, Inc.                      Illinois                          100%
Calpine Northbrook Energy Marketing LLC                                   Delaware                          100%
Calpine Northbrook Gas Marketing LLC                                      Delaware                          100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
Calpine Northbrook GulfCoast Energy LLC                                   Delaware                          100%
Calpine Northbrook Holdings Corporation                                   Delaware                          100%
Calpine Northbrook Investors LLC                                          Delaware                          100%
Calpine Northbrook Project Holdings LLC                                   Delaware                          100%
Calpine Northbrook Services, Inc.                                         Delaware                          100%
Calpine Northeast Marketing, Inc.                                         Delaware                          100%
Calpine Oneta Power I, LLC                                                Delaware                          100%
Calpine Oneta Power II, LLC                                               Delaware                          100%
Calpine Oneta Power, L.P.                                                 Delaware                          100%
Calpine Operating Services Company, Inc.                                  Delaware                          100%
Calpine Operations Management Company, Inc.                               Delaware                          100%
Calpine Parlin, Inc.                                                      Delaware                          100%
Calpine Pasadena Cogeneration, Inc.                                       Delaware                          100%
Calpine Philadelphia, Inc.                                                Delaware                          100%
Calpine Pittsburgh, LLC                                                   Delaware                          100%
Calpine Power Company                                                     California                        100%
Calpine Power Equipment, LP                                               Texas                             100%
Calpine Power Management, Inc.                                            Delaware                          100%
Calpine Power Management, LP                                              Texas                             100%
Calpine Power Systems Manufacturing, LLC                                  Delaware                          100%
Calpine PowerAmerica, Inc.                                                Delaware                          100%
Calpine PowerAmerica, LP                                                  Delaware                          100%
Calpine Project Holdings, Inc.                                            Delaware                          100%
Calpine Project Investments, Inc.                                         California                        100%
Calpine Pryor, Inc.                                                       Delaware                          100%
Calpine Rocky Mountain Holdings LLC                                       Delaware                          100%
Calpine Rumford, Inc.                                                     Delaware                          100%
Calpine Rumford I Inc.                                                    Delaware                          100%
Calpine Schuylkill, Inc.                                                  Delaware                          100%
Calpine Securities Company, L.P.                                          Delaware                          100%
Calpine Siskiyou Geothermal Partners, L.P.                                California                        100%
Calpine Sonoma, Inc.                                                      California                        100%
Calpine Sonoran Pipeline Company                                          Delaware                          100%
Calpine Stony Brook Operators, Inc.                                       New York                          100%
Calpine Stony Brook, Inc.                                                 New York                          100%
Calpine Sumas, Inc.                                                       California                        100%
Calpine Texas Cogeneration, Inc.                                          Delaware                          100%
Calpine Texas Pipeline GP, Inc.                                           Delaware                          100%
Calpine Texas Pipeline LP, Inc.                                           Delaware                          100%
Calpine Texas Pipeline, L.P.                                              Delaware                          100%
Calpine Thermal Power, Inc.                                               California                        100%
Calpine Tiverton I, Inc.                                                  Delaware                          100%
Calpine Tiverton, Inc.                                                    Delaware                          100%
Calpine UK Holdings Ltd.                                                  United Kingdom                    100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
Calpine UK Operations Ltd.                                                United Kingdom                    100%
Calpine University Power, Inc.                                            Delaware                          100%
Calpine Vapor, Inc.                                                       California                        100%
Carville Energy LLC                                                       Delaware                          100%
CCFC Development Company, LLC                                             Delaware                          100%
CCFC Equipment Finance Company, LLC                                       Delaware                          100%
CCFC II Development Company, LLC                                          Delaware                          100%
CCFC II Equipment Finance Company, LLC                                    Delaware                          100%
CCFC II Equipment Finance Holdings, LLC                                   Delaware                          100%
CCFC II Project Equipment Finance Company One, LLC                        Delware                           100%
CCFC II Project Equipment Finance Company Two, LLC                        Delaware                          100%
Celtic Power Corporation                                                  Virginia                          100%
CGC Dighton, LLC                                                          Delaware                          100%
Channel Energy Center, LP                                                 Texas                             100%
Clear Lake Cogeneration Limited Partnership                               Delaware                          100%
Cloverdale Geothermal Partners, L.P.                                      Delaware                          100%
CogenAmerica Asia, Inc.                                                   Delaware                          100%
CogenAmerica Newark Supply Corporation                                    Delaware                          100%
CogenAmerica Parlin Supply Corporation                                    Delaware                          100%
Columbia Energy LLC                                                       Delaware                          100%
Corpus Christi Cogeneration L.P.                                          Delaware                          100%
CPN 3rd Turbine, Inc.                                                     Delaware                          100%
CPN Acadia, Inc.                                                          Delaware                          100%
CPN Aidlin, Inc.                                                          Delaware                          100%
CPN Auburndale, Inc.                                                      Delaware                          100%
CPN Berks Generation, Inc.                                                Delaware                          100%
CPN Berks, LLC                                                            Delaware                          100%
CPN Bethpage 3rd Turbine, Inc.                                            Delaware                          100%
CPN Blue Spruce Holdings, LLC                                             Delaware                          100%
CPN Calistoga, LLC                                                        Delaware                          100%
CPN Clear Lake, Inc.                                                      Delaware                          100%
CPN Decatur Pipeline, Inc.                                                Delaware                          100%
CPN Delta Holdings LLC                                                    Delaware                          100%
CPN Energy Marketing, Inc.                                                Illinois                          100%
CPN Energy Services GP, Inc.                                              Delaware                          100%
CPN Energy Services LP, Inc.                                              Delaware                          100%
CPN Freestone, Inc.                                                       Delaware                          100%
CPN Funding, Inc.                                                         Delaware                          100%
CPN Gas Marketing Company                                                 Delaware                          100%
CPN Haywood Holdings, LLC                                                 Delaware                          100%
CPN Hermiston, Inc.                                                       Delaware                          100%
CPN MEC Holdings, LLC                                                     Delaware                          100%
CPN Morris, Inc.                                                          Delaware                          100%
CPN Osprey, Inc.                                                          Delaware                          100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
CPN Oxford, Inc.                                                          Delaware                          100%
CPN Pipeline Company                                                      California                        100%
CPN Pleasant Hill Operating, LLC                                          Delaware                          100%
CPN Pleasant Hill, LLC                                                    Delaware                          100%
CPN Pryor Funding Corporation                                             Delaware                          100%
De Pere Energy L.L.C.                                                     Wisconsin                         100%
DEC Holdings, Inc.                                                        Delaware                          100%
Decatur Energy Center LLC                                                 Delaware                          100%
Deer Park Energy Center LP                                                Delaware                          100%
Delta Energy Center LLC                                                   Delaware                          50%
Dighton Power Associates LP                                               Massachusetts                     100%
East Altamont Energy Center, LLC                                          Delaware                          100%
Energypro Construction Partners                                           New York                          100%
Feather River Energy Center, LLC                                          Delaware                          100%
Fergas, S.r.I.                                                            Italy                             100%
Fond Du Lac Energy Center, LLC                                            Delaware                          100%
Freestone Power Generation LP                                             Texas                             100%
Fremont Energy Center LLC                                                 Delaware                          100%
Gas Energy Cogeneration Inc.                                              New York                          100%
Gas Energy Inc.                                                           New York                          100%
GATX/Calpine-Agnews, Inc.                                                 Delaware                          100%
GEC Bethpage Inc.                                                         Delaware                          100%
Geothermal Energy Partners                                                California                        100%
Geysers Finance Company                                                   Delaware                          100%
Geysers Power II Company, LLC                                             Delaware                          100%
Geysers Power Company, LLC                                                Delaware                          100%
Geysers Power I Company                                                   Delaware                          100%
Gilroy Energy Center LLC                                                  Delaware                          100%
Gordonsville Energy, L.P.                                                 Delaware                          50%
Grays Ferry Cogeneration Partnership                                      Pennsylvania                      50%
Grays Ferry Service Partnership                                           Pennsylvania                      50%
Groveton Energy LLC                                                       Delaware                          100%
Hammond Energy LLC                                                        Delaware                          100%
Haywood Energy Center, LLC                                                Delaware                          100%
Healdsburg Energy Company, L.P.                                           Delaware                          100%
Hermiston Power Partnership                                               Delaware                          100%
Idlewild Fuel Management Corp.                                            Delaware                          100%
JMC Bethpage, Inc.                                                        Delaware                          100%
JOQ Canada, Inc.                                                          Delaware                          100%
Kennedy International Airport Cogen Partners                              New York                          100%
King City Energy Center, LLC                                              Delaware                          100%
Lake Wales Energy Center, LLC                                             Delaware                          100%
Lawrence Energy Center, LLC                                               Delaware                          100%
Livermore Falls Energy LLC                                                Delaware                          100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
Lone Oak Energy Center, LLC                                               Delaware                          100%
Los Medanos Energy Center LLC                                             Delaware                          100%
Magic Valley Pipeline, L.P.                                               Delaware                          100%
MEP Pleasant Hill, LLC                                                    Delaware                          50%
Moapa Energy Center, LLC                                                  Delaware                          100%
Mobile Energy LLC                                                         Delaware                          100%
Modoc Power, Inc.                                                         California                        100%
Morgan Energy Center LLC                                                  Delaware                          100%
Mount Hoffman Geothermal Company, L.P.                                    California                        100%
Mt. Vernon Energy LLC                                                     Delaware                          100%
Nissequogue Cogen Partners                                                Delaware                          100%
Northwest Cogeneration, Inc.                                              California                        100%
Nueces Bay Energy LLC                                                     Delaware                          100%
O'Brien Fuels, Inc.                                                       Delaware                          100%
O.L.S. Energy Agnews, Inc.                                                Delaware                          100%
Odyssey Land Acquisition Company                                          Delaware                          100%
Otay Mesa Generating Co., LLC                                             Delaware                          100%
Paducan Energy Center, LLC                                                Delaware                          100%
Pajaro Valley Energy Center, LLC                                          Delaware                          100%
Panda West Power I, L.P.                                                  Delaware                          100%
Panda West Power II, L.P.                                                 Delaware                          100%
Panda West Power III, L.P.                                                Delaware                          100%
Pasadena Cogeneration, LP                                                 Delaware                          100%
Pastoria Energy Center, LLC                                               Delaware                          100%
Pastoria Energy Facility, LLC                                             Delaware                          100%
Philadelphia Biogas Supply Inc.                                           Delaware                          100%
Pine Bluff Energy, LLC                                                    Delaware                         66.67%
Polsky SCQ Services, Inc.                                                 Quebec                            100%
Power Investors, L.L.C.                                                   Wisconsin                         100%
Power Services Company, Inc.                                              Delaware                          100%
QMC Resources Canada Corp.                                                Nova Scotia                       100%
Quintana Canada Holdings, LLC                                             Delaware                          100%
Quintana Mineral (USA) Inc.                                               Delaware                          100%
Reliability 2000 LLC                                                      Delaware                          100%
Riverside Energy Center, LLC                                              Delaware                          100%
RockGen Energy LLC                                                        Delaware                          100%
Rock River Energy, LLC                                                    Wisconsin                         100%
Rocky Mountain Energy Center, LLC                                         Delaware                          100%
Rumford Power Associates, L.P.                                            Delaware                          100%
Santa Rosa Energy Company                                                 California                        100%
Santa Rosa Energy LLC                                                     Delaware                          100%
SkyGen SouthCoast Investors LLC                                           Delaware                          100%
SMO Bethpage, Inc.                                                        Delaware                          100%
Sonoma Geothermal Partners, L.P.                                          Delaware                          100%

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
                                                                                                         OWNERSHIP
ENTITY                                                                    JURISDICTION                    INTEREST
Stony Brook Cogeneration, Inc.                                            Delaware                          100%
Stony Brook Fuel Management Corp.                                         Delaware                          100%
Summer Power Source, LLC                                                  Delaware                          100%
Sutter Dryers, Inc.                                                       California                        100%
TBG Cogen Partners                                                        Delaware                          100%
Texas City Cogeneration, L.P.                                             Delaware                          100%
Texas Cogeneration Company                                                Delaware                          100%
Texas Cogeneration One Company                                            Delaware                          100%
Texas Cogeneration Five, Inc.                                             Delaware                          100%
Texas CPN Central Fuels LP                                                Texas                             100%
Thermal Power Company                                                     California                        100%
Tiverton Power Associates LP                                              Delaware                          100%
Towantic Energy Center, L.L.C.                                            Delaware                          100%
Turner Energy Center, LLC                                                 Delaware                          100%
Tuscarora Energy Corp.                                                    Delaware                          100%
Venture Acquisition Company                                               Delaware                          100%
Versailles Energy LLC                                                     Delaware                          100%
Warnerville Energy Center, LLC                                            Delaware                          100%
Washington Parish Energy Center, LLC                                      Delaware                          100%
Waterford Energy Center, LLC                                              Delaware                          100%
Watsonville Energy Center, LLC                                            Delaware                          100%
Wawayanda Energy Center, LLC                                              Delaware                          100%
Whatcom Cogeneration Partners, L.P.                                       Delaware                          100%
WRMS Engineering, Inc.                                                    California                        100%
Yuba City Energy Center, LLC                                              Delaware                          100%
Zion Energy LLC                                                           Delaware                          100%